UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2005

The St. Paul Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

385 Washington Street Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On April 7, 2005, The St. Paul Travelers Companies, Inc. (the “Company”) issued a press release announcing the pricing of a secondary offering and related transactions involving the Company’s equity stake in Nuveen Investments, Inc. (“Nuveen”).  The press release, which describes certain terms of these transactions, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  In connection with these transactions, on April 6, 2005, the Company entered into an underwriting agreement, forward sale agreements and indemnity agreements.

Underwriting Agreement.

On April 6, 2005, the Company entered into an underwriting agreement with St. Paul Fire and Marine Insurance Company, a wholly-owned subsidiary of the Company, Nuveen and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), as representatives of the several underwriters named therein, in connection with the sale by the Company of 39,309,155 shares of Class A common stock of Nuveen (the “the stock offering”).  The closing of the sale of shares occurred on April 12, 2005.  The underwriting agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward Sale Agreements.

On April 6, 2005, the Company entered into a forward sale agreement with Merrill Lynch International (the “ML Counterparty”), an affiliate of Merrill Lynch, and Merrill Lynch, as agent and collateral agent.  Under this forward sale agreement, the Company has agreed to deliver, subject to the Company’s right to cash settle such forward sale agreement, 5,824,800 shares of Nuveen Class A common stock to such affiliate.  Under such forward sale agreement, the ML Counterparty has paid the Company for the shares underlying such forward sale agreement an aggregate price of $184,290,200, which reflects an aggregate discount of $13,753,000 from the offering price to the public in the stock offering.  In connection with the forward sale agreement, Merrill Lynch & Co., Inc. issued debt securities mandatorily exchangeable for shares of Nuveen Class A common stock (or the cash value thereof) (the “ML Mandatorily Exchangeable Securities”) and pursuant to the terms of a related Indemnity Agreement discussed below, the Company paid $8,251,800 to the underwriters of such Mandatorily Exchangeable Securities.

In addition, on April 6, 2005, the Company entered into a forward sale agreement with Morgan Stanley & Co. International Limited (the “MS Counterparty” and, together with the ML Counterparty, the “Counterparties”), an affiliate of Morgan Stanley & Co., and Morgan Stanley & Co., as agent and collateral agent.  Under this forward sale agreement, the Company has agreed to deliver, subject to the Company’s right to cash settle such forward sale agreement, 6,067,500 shares of Nuveen Class A common stock to the MS Counterparty.  Under this forward sale agreement, the MS Counterparty has paid the Company for the shares underlying such forward sale agreement an aggregate price of $192,542,000, which reflects an aggregate discount of $13,753,000 from the offering price to the public in the stock offering.  In connection with the forward sale agreement, Morgan Stanley issued debt securities mandatorily exchangeable for shares of Nuveen Class A common stock (or the cash value thereof) (together with the ML Mandatorily Exchangeable Securities, the “Mandatorily Exchangeable Securities”) and pursuant to the terms of a related Indemnity Agreement discussed below, the Company paid $8,251,800 to the underwriters of such Mandatorily Exchangeable Securities.

The settlement dates of the forward sale agreements with the Counterparties will be no later than March 31, 2006, provided that the settlement dates may be accelerated at the election of the Company.   Each forward sale agreement provides that the Company will make delivery or payment in property or cash, as the case may be, to the relevant Counterparty in respect of dividends on the number of Nuveen Class A common stock underlying such forward sale agreement prior to the final settlement date. In addition, as part of each forward sale agreement, the Company has pledged to the relevant Counterparty, to secure its obligations under such forward sale agreement, a number of shares of Nuveen Class B common stock equal to the number of shares of Nuveen Class A common stock underlying such forward sale agreement.  Until delivery of shares of Nuveen Class A common stock upon settlement under the forward sale agreements, the Company will continue to beneficially own and vote the shares of Nuveen Class B common stock pledged to secure such forward sale agreements.  If the Company elects to settle a forward sale agreement in cash, instead of delivering shares of Nuveen Class A common stock, it will continue to beneficially own and vote the shares of Nuveen common stock underlying each such agreement following the performance of such forward sale agreement.

The forward sale agreements are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

Indemnity Agreements.

On April 6, 2005, the Company entered into an indemnity agreement with Nuveen, the MS Counterparty, Morgan Stanley, Morgan Stanley & Co. and Merrill Lynch.  In addition, on April 6, 2005, the Company entered into an indemnity agreement with Nuveen, the ML Counterparty, Merrill Lynch & Co., Inc., Merrill Lynch and Morgan Stanley & Co.  These indemnity agreements were entered into by the parties in connection with the offerings by Merrill Lynch & Co., Inc. and Morgan Stanley of their respective Mandatorily Exchangeable Securities and provide for indemnification by and among certain of the parties including the Company with respect to certain liabilities, including liabilities under the Securities Act of 1933.  These indemnity agreements also contain certain representations, warranties and covenants of the Company and Nuveen in relation to the offerings of the Mandatorily Exchangeable Securities and include the agreements referred to above by the Company to pay the underwriters of the Mandatorily Exchangeable Securities $8,251,800 in relation to each of the two offerings of Mandatorily Exchangeable Securities.

The indemnity agreements are attached hereto as Exhibits 10.4 and 10.5 and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

10.1

Underwriting Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., St. Paul Fire and Marine Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and the other several underwriters named therein, as underwriters.

10.2	Forward Sale Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith, as agent and collateral agent.
10.3

Forward Sale Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Morgan Stanley & Co. International Limited and Morgan Stanley & Co. Incorporated, as agent and collateral agent.

10.4

Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Merrill Lynch International Limited.

10.5

Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Morgan Stanley, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. International Limited.

99.1	Press release issued by The St. Paul Travelers Companies, Inc., dated April 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2005	THE ST. PAUL TRAVELERS COMPANIES, INC.

	By:	/s/ Bruce A. Backberg
Name: Bruce A. Backberg
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1

Underwriting Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., St. Paul Fire and Marine Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and the other several underwriters named therein, as underwriters.

10.2	Forward Sale Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith, as agent and collateral agent.
10.3

Forward Sale Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Morgan Stanley & Co. International Limited and Morgan Stanley & Co. Incorporated, as agent and collateral agent.

10.4

Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Merrill Lynch International Limited.

10.5

Indemnity Agreement, dated April 6, 2005, among The St. Paul Travelers Companies, Inc., Nuveen Investments, Inc., Morgan Stanley, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. International Limited.

99.1	Press release issued by The St. Paul Travelers Companies, Inc., dated April 7, 2005.